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                                                                    Exhibit 10.3

                              Extension Agreement

        Shen Long Qing Xu Xie Zi (96) No0069

        Transaction Unit: Shenzhen City Longgang District Foreign Economic
                          Services Company

        Party A:   Concord H.G. Electronic Manufacturer
        Party B:   Concord Camera (Hong Kong) Company Limited of Hong Kong

         The original Shen Long Wai Yin Zi (086) No 507 Agreement entered by the two parties expired on 28 October 1996. As there was good cooperation in the discharge of the original Agreement by both parties and in order to further expand the production development, following friendly negotiations the two parties hereby agree to extend the terms of the original Agreement for 10 years to 28 October 2006, with all the provisions of the original Agreement remaining unchanged, and incorporation of the following provisions:

         1. Fixed work payment adjusted to 15 Hong Kong Dollars per square meter.

         2. Labour wages Payment adjusted to 700 Hong Kong Dollars monthly per head. Adjustment shall be made every two years thereafter along with increases in living index.

Transaction unit: Shenzhen City Longgang District Foreign Economic Services

Representative:

Party A:          Party B: Concord Camera (Hong Kong)
                                        Company Limited of Hong Kong

Representative:   Respresentative:

                                                                   15 March 1996



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                        Approval of Agreement Extension

                                               Shen Long Wai Yin Xu Zi 96 No 101

         Approval is hereby given to the Shen Long Qing Xu Xie Zi (96) No 0069 entered between Concord H.G. Electonic Factory and Concord Camera (Hong Kong) Company Limited of Hong Kong on 15 March 1996. All the provisions of the original Shen Long Wai Qing (86) No 507 Agreement shall remain unchanged. The extension is 10 years and expires on 28 October 2006.

                     Shenzhen City Longgang District Economic Development Bureau
                                                                   15 March 1996

cc: Departments concerned